Exhibit 99.1
AdvanSix.com
News Release

ADVANSIX HOSTS INVESTOR DAY TO SHARE ROADMAP FOR LONG-TERM VALUE CREATION

Core strategies aligned to sustainable and robust Total Shareholder Return
Initiating $0.125 per share quarterly dividend
3Q 2021 outlook reflects expected strong earnings and cash flow results

Parsippany, N.J., September 28, 2021 - AdvanSix (NYSE: ASIX) announced it will host an Investor Day today to highlight the company’s strategies to deliver sustainable and robust shareholder returns. The update coincides with the company’s five-year anniversary as an independent public company, a milestone marked by significant value creation for its key stakeholders since the spin-off.
“It is remarkable how much our organization has achieved in the last five years. We are excited to speak with the investment community about our accomplishments to date as well as our priorities to drive forward performance and growth," said Erin Kane, president and CEO of AdvanSix. "We have executed against a focused strategy that has significantly improved the underlying earnings potential of our business and positioned the company for long-term success. Our integrated business model and the diversity of our product portfolio and end market exposure aligned to favorable demand trends underpins our success. Our ability to innovate through differentiated products, an unwavering commitment to sustainability, and enhancing our capital allocation strategy each support continued attractive shareholder returns. We are confident the best is yet to come for AdvanSix."

Company Initiating First Dividend
The company also announced that its Board of Directors declared a quarterly cash dividend of $0.125 per share on the company’s common stock, payable on November 23, 2021 to stockholders of record as of the close of business on November 9, 2021.

"AdvanSix’s first cash dividend supports our commitment to an enhanced, disciplined and balanced capital deployment strategy and marks another significant step to create long-term value for our shareholders. The initiation of a quarterly dividend reflects confidence in our company’s financial strength and ability to generate strong and sustained free cash flow going forward,” added Kane.
3Q 2021 Outlook
As part of the conference, the company is sharing its outlook for expected 3Q 2021 financial results including:
•EBITDA of $65 to $70 million
•Diluted EPS of $1.23 to $1.36 per share

How to Participate in the Conference
The Investor Day presentation will be webcast live beginning at 9:00 a.m. ET today. The audio webcast as well as related presentation materials can be accessed at http://investors.advansix.com. A replay of the webcast will be available on the AdvanSix investor website following the presentation.

About AdvanSix
AdvanSix plays a critical role in global supply chains, innovating and delivering essential products for our customers in a wide variety of end markets and applications that touch people’s lives, such as building and construction, fertilizers, plastics, solvents, packaging, paints, coatings, adhesives and electronics. Our reliable and sustainable supply of quality products emerges from the vertically integrated value chain of our three U.S.-based manufacturing facilities. AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, chemical intermediates, and plant nutrients, guided by our core values of Safety, Integrity, Accountability and Respect. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements
This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally, including the impact of the coronavirus (COVID-19) pandemic and any resurgences; the scope, duration and pace of recovery of the pandemic; the timing of the distribution and efficacy of vaccines or treatments for COVID-19 that are currently available or may be available in the future and related vaccination rates; the severity and transmissibility of newly identified strains of COVID-19; governmental, business and individuals’ actions in response to the pandemic, including our business continuity and cash optimization plans that have been, and may in the future be, implemented; the impact of social and economic restrictions and other containment measures taken to combat virus transmission; the effect on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services, including as a result of travel and other COVID-19-related restrictions; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks and disruptions to our technology infrastructure; risks associated with employees working remotely or operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost or at all due to economic conditions resulting from COVID-19 or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters and pandemics; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; cybersecurity, data privacy incidents and disruptions to our technology infrastructure; failure to maintain effective internal controls; disruptions in transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. We identify the principal risks and uncertainties that affect our performance in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, as updated in subsequent reports filed with the SEC.

Non-GAAP Financial Measures
This press release includes forward-looking non-GAAP financial measures intended to supplement, not to act as substitutes for, comparable GAAP measures. These forward-looking non-GAAP financial measures are provided only on a non-GAAP basis because such reconciliations are not available without unreasonable efforts as the Company is unable to predict with reasonable certainty the occurrence or amount of all adjustments or other potential adjustments that may arise, which can be dependent on future events. Non-GAAP measures in this press release may be calculated in a way that is not comparable to similarly-titled measures reported by other companies.

# # #

Contacts:
Media	Investors
Debra Lewis	Adam Kressel
(973) 526-1767	(973) 526-1700
debra.lewis@advansix.com	adam.kressel@advansix.com

3